UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2013
(Date of earliest event reported)

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State of or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

7386 Pershing Ave, University City, Missouri 63130
(Address of principal executive offices)

(314) 862-8670
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2013, Jose P. Bared resigned from his position as a member of the Board of Directors (the “Board”) of CleanTech Biofuels, Inc. (the “Company”) effective immediately. This resignation was not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. The Company plans to commence a search for a replacement of this Board position.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.

Date: May 9, 2013	By:	/s/ Edward P. Hennessey
Name: Edward P. Hennessey
Title: Chief Executive Officer and President

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